UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 30, 2005

                             MCLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
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   (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 364-0000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On August 30, 2005, McLeodUSA Incorporated (the "Company") implemented a reduction in force in connection with its previously announced restructuring plans. The reduction involves approximately 240 employees out of the Company's approximately 1,970 person workforce across its 25-state footprint. The Company expects to record a charge of approximately $3.2 million to account for severance payments associated with this action.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: August 30, 2005                       By:   /s/ James E. Thompson
                                                  ------------------------------
                                             Name:  James E. Thompson
                                             Title: Group Vice President and
                                                    General Counsel and
                                                    Secretary



Information Regarding Forward -Looking Statements.

Some of the statements in this Current Report on Form 8-K include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, EBITDA, Adjusted EBITDA, profitability, savings and cash. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words and other comparable words. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statements include technological, regulatory, public policy or other developments in our industry, availability and adequacy of capital resources, our ability to continue as a going concern, our ability to implement a capital restructuring, current and future economic conditions, the existence of strategic alliances, our ability to generate cash, our ability to implement process and network improvements, our ability to attract and retain customers, our ability to migrate traffic to appropriate platforms and changes in the competitive climate in which we operate. These and other risks are described in more detail in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.